UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On April 27, 2017, Accuray Incorporated (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2017.  A copy of the Company’s press release dated April 27, 2017, titled “Accuray Third Quarter Gross Orders Increase 49% YoY; Backlog Up 21%” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including Exhibit 99.1 hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2017, the Company decided to eliminate the role of Chief Operating Officer following the conclusion of fiscal 2017.  As a consequence, Kelly Londy, the Company’s Executive Vice President, Chief Operating Officer, will be leaving the Company on July 5, 2017.

Item 7.01                                         Regulation FD Disclosure.

On April 27, 2017, the Company issued a press release announcing the appointment of Lionel Hadjadjeba as Senior Vice President, Chief Commercial Officer, and the impending elimination of the Company’s Chief Operating Officer role. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.2 and in this Item shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated April 27, 2017, titled “Accuray Third Quarter Gross Orders Increase 49% YoY; Backlog Up 21%”
99.2	Press Release dated April 27, 2017, titled “Accuray Names Lionel Hadjadjeba Chief Commercial Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: April 27, 2017	By:	/s/ Alaleh Nouri
Alaleh Nouri
Senior Vice President, General Counsel and Corporate Secretary